UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _______________________________________
FORM 8-K
   _______________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 11, 2026
     _______________________________________
UNIVERSAL ELECTRONICS INC.
(Exact name of Registrant as specified in its charter)
      _______________________________________

Delaware	0-21044	33-0204817
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation or organization)		Identification No.)
15147 N. Scottsdale Road, Suite H300, Scottsdale, Arizona 85254-2494
(Address of principal executive offices and zip code)
(480) 530-3000
(Registrant’s telephone number, including area code)
 _______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	UEIC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01 Entry into a Material Definitive Agreement
Twelfth Amendment to Credit Agreement
On March 11, 2026, Universal Electronics Inc. (“UEI” or the “Company”) entered into a Twelfth Amendment (the “Twelfth Amendment” to the Second Amended and Restated Credit Agreement, dated as of October 27, 2017 (as amended, “Credit Agreement”), with the lender thereto and U.S. Bank National Association, as administrative agent. The Twelfth Amendment increases the limit on Restricted Payments (as defined in the Credit Agreement) from $4 million to $8 million. All other provisions of the Credit Agreement remain substantially the same.
The foregoing description of the Twelfth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Twelfth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition
Financial Results for the Quarter and Year Ended December 31, 2025
On March 12, 2026, UEI issued a press release reporting financial results for the quarter and year ended December 31, 2025. A copy of UEI's press release is furnished as Exhibit 99.1 with this Current Report on Form 8-K.
The information in this Item 2.02, including Exhibit 99.1 hereto, shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933 (the “Securities Act”) or the Securities Exchange Act of 1934 (the “Exchange Act”), whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing. Furthermore, the information in this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section.
Item 8.01 Other Events
Share Repurchase Program
On March 11, 2026, the Company's Board of Directors (the“Board”) authorized an amendment to the Company’s Share Repurchase Program approved in October 2023 (as amended the “Share Repurchase Program”) to authorize the repurchase, from time to time, of up to an additional 1,000,000 shares of the Company's outstanding common stock, or a total of 1,013,556 shares (including the 13,556 shares remaining available for repurchase under the Share Repurchase Program). This authorization will remain in effect until such time as the Board terminates the authorization or the Share Repurchase Program is executed in full. The Company may utilize various methods to effect the repurchases, including in privately negotiated and/or open-market transactions, and pursuant to plans complying with Rule 10b5-1 promulgated under the Exchange Act. Neither this authorization nor the Share Repurchase Program obligates the Company to repurchase any shares of its common stock, and any repurchase of shares will be subject to market and other conditions and may be discontinued at any time.
Forward-Looking Statements
Item 8.01 contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements involve risks and uncertainties. These forward-looking statements may be identified by terms such as “will,” or “may,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the anticipated amount, duration, methods, timing, term and other aspects of our Share Repurchase Program. These statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, any unforeseen need for capital which may require us to divert funds we may have otherwise used for the Share Repurchase Program, which may in turn negatively impact our ability to conduct repurchases. In addition, the amount and timing of future repurchases, if any, will be made as management deems appropriate and will depend on a variety of factors including stock price, market conditions, corporate and regulatory requirements (including applicable securities laws and regulations and the rules of The Nasdaq Stock Market LLC), any additional constraints related to material inside information.

Item 9.01 Financial Statements and Exhibits

(d)Exhibits. The following exhibits are furnished with this Report.

Exhibit No.	Description
10.1
Twelfth Amendment to Second Amended and Restated Credit Agreement, dated as of March 11, 2026, by and among Universal Electronics Inc., the lender parties thereto, and U.S. Bank National Association, as administrative agent

99.1	Press Release of Universal Electronics Inc., dated March 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Universal Electronics Inc.

Date: March 12, 2026	By:	/s/ Wade M. Jenke
Wade M. Jenke
Chief Financial Officer (Principal Financial Officer)

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